UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder DTF Tax-Free Income Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS

The Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Eileen A. Moran, Vice Chairperson

Donald C. Burke

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

Daniel J. Petrisko, CFA, Senior Vice President & Assistant Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

William J. Renahan, Vice President & Secretary

Dianna P. Wengler, Vice President & Assistant Secretary

Alan M. Meder, CFA, CPA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 243-4361 ext. 4941

(860) 263-4941

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll-free (800) 937-5449

Custodian

State Street Bank and Trust Company

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2018

LETTER TO

SHAREHOLDERS

December 13, 2018

Dear Fellow

Shareholders:

THE CURRENT MUNICIPAL MARKET ENVIRONMENT AND YOUR FUND

We begin our discussion of DTF Tax-Free Income Inc. (the “DTF Fund” or the “Fund”) for the twelve months ended October 31, 2018 with a review of the municipal market environment in which the DTF Fund operates.

The municipal bond market experienced uneven performance over the Fund’s fiscal year ended October 31, 2018, as municipal interest rates moved higher for the year. The first few months of the Fund’s fiscal year were fueled by changes to the tax code that would, among several modifications, eliminate the ability of issuers to advance refund outstanding tax-exempt debt with new tax-exempt debt beginning in 2018. As a result of this tax law change, municipal issuers rushed to the market in the waning weeks of 2017 to bring these soon to be prohibited deals to market. This rush to complete issuance before year end caused a sizable spike in supply levels. However, instead of causing the market to soften, the anticipation of limited supply in 2018 produced strong performance during the final month of 2017. This market strength began to reverse in early 2018, as the fixed income markets began to wrestle with the fear of rising interest rates, a stronger domestic economy and expectations that the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, would increase the target range for the federal funds rate. This fear of higher interest rates generally caused periods of fits and starts throughout the year, with some months of positive returns and some months of negative returns. The end result was a total return of -0.51% for the Bloomberg Barclays Municipal Bond Index over the twelve months ended October 31, 2018.

During the Fund’s fiscal year, shorter maturity bonds and longer maturity bonds outperformed intermediate maturity bonds. This difference in performance among maturities was driven mostly by investors wanting longer dated bonds for higher yields, balanced with shorter dated bonds for interest rate protection. Once again, the lower the credit rating, the better the relative performance during the fiscal year, as investors continued to demand higher yielding bonds amid still generational low municipal bond interest rates. Below investment grade securities (i.e., junk bonds), as measured by the Bloomberg Barclays Municipal High Yield Index, generated the best relative performance among credit quality tiers of the municipal bond market for the twelve months ended October 31, 2018, producing a total return of 4.74% (525 basis points higher than the total return of the Bloomberg Barclays Municipal Bond Index over the same period). This consistent and steady decline in the credit risk spreads of below investment grade rated bonds continues to surprise us. In this regard, it is important to remember that the investment policies of the Fund prohibit the purchase of bonds with ratings below investment grade.

The technical picture for municipal bonds remains mixed, as the market continues to see lower levels of supply, which has helped to offset recent signs of weakening demand. The municipal bond market benefited from lighter new issuance throughout much of 2018 (in part because, as noted above, changes to the tax code eliminated the ability of issuers to issue new tax-exempt debt to advance refund outstanding tax-exempt debt), while fiscal austerity measures have also made municipalities somewhat reluctant to issue new debt. However, slower demand and rising U.S. Treasury bond rates hurt the market in 2018. Demand for municipals has been mixed, as interest rates have risen and the tax code changes have reduced the advantage for banks and corporations to own tax-exempt bonds. Individuals continue to invest in tax-exempt securities, favoring investments in tax-exempt mutual funds, ETFs or separately managed accounts over direct ownership of individual bonds. Banks, on the other hand, which had become a sizable buyer of municipal bonds prior to the reduction of the corporate tax rate from 35% to 21%, have continued to reduce their exposure at a steady pace. While slower issuance had been able to offset slowing demand, a slight increase in issuance later in the fiscal year caused performance to suffer. Overall, we expect the future technical picture for municipals to be supportive for relative valuations of municipal bonds, as we believe that expectations of lower supply will help to offset weakening demand.

Credit fundamentals for the municipal bond market will remain challenged by high fixed cost burdens, including higher debt loads and underfunded pension liabilities. However, an improving job market and a continued general economic recovery are likely to help moderate some of the fiscal strain of pension burdens. While there have been several highly publicized events of struggling municipal credits, with the latest being Puerto Rico, we believe that municipal bonds remain one of the lowest risk asset classes, with credit metrics for the majority of municipalities continuing to improve as the economy expands. This improvement is mostly due to a healthier tax base and better financial management, which has translated into higher revenues and replenished reserves. But even though credit fundamentals have improved, thorough credit analysis is imperative in this market, as issuers are not all created equal—even when they have similar credit ratings.

LOOKING AHEAD

As we head into 2019, our outlook for municipal bonds remains cautiously optimistic. The healthy economy, rising interest rates, and recent equity market volatility have seemed to moderate investor interest in municipal bonds. Nevertheless, valuations of municipal bonds appear increasingly attractive given the rising yields in 2018, especially when considering their taxable-equivalent yields compared to other fixed income investments. Market volatility is expected to remain elevated as 2018 comes to a close, given the uncertainty of U.S. Treasury bond yields and the fact that the markets have priced in a high probability that the FOMC will continue to raise the target federal funds rate. While overall market fundamentals have improved, we continue to believe that now is not the time to take on additional credit risk in the municipal market, especially with credit spreads at historically tight levels. Finally, the ongoing economic recovery, rising inflation expectations and growing budget deficits could set the stage for a sustained and meaningful rise in borrowing costs. If that were to happen, the total return of leveraged bond funds, including the DTF Fund, would likely be reduced, possibly substantially.

THE FUND

In managing the DTF Fund, we continue to emphasize an investment strategy of investing mostly higher quality investment grade rated “AA” and “A” callable revenue bonds with coupons of 5% or higher. These bonds with coupons above current market rates have helped to insulate the portfolio from the impact of higher interest rates. While 5% coupon bonds represent the lion’s share of the Fund’s holdings, we have selectively purchased bonds with coupons below 5% over the past twelve months in an effort to add incremental yield without increasing credit risk. As of October 31, 2018, the DTF Fund held over 90% of its total assets in municipal bonds rated “A” or higher and over 88% in bonds with a 5% or greater coupon across multiple sectors. Healthcare, education, special tax, water & sewer and pre-refunded bonds represented the DTF Fund’s top five industry exposures. The DTF Fund continues to favor revenue bonds compared to general obligation bonds (approximately 88% revenue vs. 12% general obligation), as we prefer the predictable revenue streams and more settled legal structure afforded by revenue bonds. The DTF Fund remains well diversified geographically, with exposure to 33 states and the District of Columbia. The Fund remains diversified across the maturity spectrum in order to help moderate the portfolio’s risk from potential changes in interest rates and potential changes to the shape of the yield curve that could result from future actions of the FOMC or changing investor sentiment.

Despite the challenges facing the municipal market, we still believe that higher quality municipal bonds offer reasonably good relative value and that investors are being compensated significantly less in risk spreads for owning the lowest-rated bonds. The strong demand for lower-rated issues has decreased the yield advantage of taking on the additional credit risk.

As of October 31, 2018, the DTF Fund was paying a $0.42 per share annualized dividend and had a closing price of $12.34 per share. An extended environment of historically low municipal interest rates combined with more recent increases in leverage costs has added a significant element of risk to leveraged municipal bond funds, including the DTF Fund. When bonds held in a portfolio mature or are called for redemption during a period of low interest rates, the proceeds generally need to be reinvested in lower yielding securities. Due to the DTF Fund’s investment policies, which allow it to purchase only investment grade rated bonds, a prolonged period of relatively low interest rates and modest reinvestment opportunities, combined with rising leverage costs has reduced the availability of earnings to the DTF Fund. In addition, a steady increase in the cost of leverage relative to investment yields has further reduced the availability of earnings. If the cost of leverage continues to rise without a similar or greater rise in the available re-investment rate for bonds called and/or maturing, the Fund’s earnings will likely be reduced. The Fund’s common monthly dividend was reduced to $0.035 per share in

September 2018. The dividend cut was intended to better align the DTF Fund’s monthly distribution with its current and projected earnings and is subject to re-evaluation as the interest rate and credit environment changes. If the Fund’s net earnings were to fall short of its dividend payout, the Fund’s balance of undistributed net income will decline further, possibly necessitating further dividend reductions.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2018, the DTF Fund’s portfolio of investments duration was 7.2 years, compared to the Bloomberg Barclays Municipal Bond Index duration of 6.5 years.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DTF Fund’s returns. An extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower-yielding securities. As a practical matter, it is not possible for the DTF Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a portfolio. Further, if the municipal yield curve continues to flatten (when the difference between short-term interest rates and long-term rates narrows) or even invert (when short-term rates exceed long-term rates), the Fund’s total return may be pressured lower. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the DTF Fund to take advantage of future opportunities while limiting credit risk and volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the DTF Fund, and would likely put downward pressure on both the net asset value and market prices of such funds.

FUND PERFORMANCE

The following table compares the DTF Fund’s total return and the Bloomberg Barclays Municipal Bond Index:

Total Return[1] For the period indicated through October 31, 2018
	One Year		Three Years (annualized)		Five Years (annualized)
DTF Tax-Free Income Inc.
Market Value[2] Net Asset Value[3]	-8.7 -2.9	% %	-1.7 1.1	% %	2.6 3.5	% %
Bloomberg Barclays Municipal Bond Index[4]	-0.5%		1.9%		3.2%
1.	Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.
2.

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DTF Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DTF Fund.

3.

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DTF Fund’s expenses (ratios detailed on page 17 of this report) reduce the DTF Fund’s NAV, they are already reflected in the DTF Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DTF Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DTF Fund.

4.

The Bloomberg Barclays Municipal Bond Index (formerly known as the Barclays Municipal Bond Index) is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETING

At the regular September 2018 meeting of the Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.5	October 15	October 31
3.5	November 15	November 30
3.5	December 17	December 31

At the regular December 2018 meeting of the Fund’s Board of Directors (the “Board”), the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
3.5	January 15	January 31
3.5	February 15	February 28
3.5	March 15	March 29

ABOUT YOUR FUND

The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. As of October 31, 2018, the Fund’s leverage consisted of $65 million of Variable Rate MuniFund Term Preferred Shares (VMTP). On that date, the total amount of leverage represented approximately 35% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e. long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A decline in the difference between short-term and long-term rates could have an adverse effect on the income provided from leverage. Prolonged periods of low longer-term interest rates can result in modest reinvestment opportunities for the DTF Fund’s portfolio and could also adversely affect the income provided from leverage. If the DTF Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

We continue to appreciate your interest in the DTF Fund and look forward to being of continued service in the future.

Timothy M. Heaney, CFA Vice President and Chief Investment Officer	Nathan I. Partain, CFA Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DTF Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS

October 31, 2018

Principal Amount (000)	Description (a)	Value
LONG-TERM INVESTMENTS—149.8%
	Alabama—1.7%
$2,000	Jefferson Cnty. Brd. of Ed. Pub. Sch. Warrants, 5.00%, 2/01/46	$2,158,020

	Alaska—0.3%
290	Anchorage Elec. Util. Rev., 5.00%, 12/01/36	318,629

	Arizona—3.9%
1,350	Arizona St. Univ. Rev., 5.00%, 7/01/37	1,495,557
650	Arizona St. Hlth. Fac. Auth. Rev., Scottsdale Lincoln Hosp. Proj., 5.00%, 12/01/42	700,381
1,000	Maricopa Cnty. Indl. Dev. Auth. Rev., 4.00%, 1/01/34	1,018,110
500	Northern Arizona Univ. Rev., 5.00%, 6/01/40	543,785
1,000	Northern Arizona Univ. SPEED Rev., (Stimulus Plan for Econ. and Edl. Dev.), 5.00%, 8/01/38	1,076,820

		4,834,653

	California—18.3%
1,000	California St. Hlth. Facs. Fin. Auth. Rev., Kaiser Permanente, 4.00%, 11/01/44	1,008,280
275	California St. Hlth. Facs. Fin. Auth. Rev., Providence St. Joseph Hlth., 4.00%, 10/01/36	278,910
1,500	California St. Hlth. Facs. Fin. Auth. Rev., Sutter Hlth., 5.00%, 11/15/46	1,628,520
100	California St. Muni. Fin. Auth. Student Hsg. Rev., Bowles Hall Foundation, 5.00%, 6/01/35	106,926
1,000	California St. Gen. Oblig., 5.00% 10/01/28	1,134,860
50	California St. Gen. Oblig., 5.50%, 3/01/40	52,157
2,000	California St. Pub. Wks. Brd. Lease Rev., Dept. of Corrections and Rehab., 5.25%, 9/01/29	2,229,440

Principal Amount (000)	Description (a)	Value
$550	California Statewide Communities Dev. Auth. Rev., Marin General Hosp., 4.00%, 8/01/45	$539,335
575	Contra Costa Cnty. Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/35, BAM	650,584
1,000	Garden Grove Successor Agy. to Agy. Cmty. Dev., Tax Allocation, 5.00%, 10/01/31, BAM	1,129,910
2,000	Gilroy Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/41	2,022,520
280	Lancaster Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/33, AGM	313,309
1,000	Los Angeles Cnty. Santn. Dists. Fin. Auth. Rev., 5.00%, 10/01/34	1,126,680
250	Palm Desert Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/28, BAM	293,220
2,500	Riverside Cnty. Sngl. Fam. Rev., 7.80%, 5/01/21, Escrowed to maturity (b)	2,829,225
1,000	San Jose Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/42	1,015,460
1,215	San Marcos Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 10/01/32	1,377,846
2,000	San Mateo Successor Agy. to Redev. Agy., Tax Allocation, 5.00%, 8/01/30	2,221,940
1,000	Temple City Unified Sch. Dist. Gen. Oblig., 4.00%, 8/01/43	1,007,250
1,750	Univ. of California Rev., 4.00%, 5/15/48	1,758,260

		22,724,632

	Colorado—4.5%
1,120	Colorado St. Hsg. & Fin. Auth. Rev., 3.60%, 11/01/38	1,054,301
400	Denver Conv. Center & Hotel Auth. Rev., 5.00%, 12/01/27	439,540
1,000	Eagle River Wtr. & Santn. Dist. Enterprise Wstwtr. Rev., 5.00%, 12/01/42	1,083,850

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description (a)	Value
$1,640	Public Auth. for Colorado Energy, Natural Gas Purch. Rev., 6.25%, 11/15/28	$1,987,910
1,000	Univ. of Colorado Enterprise Rev., 4.00%, 6/01/43	1,007,900

		5,573,501

	Connecticut—5%
900	Connecticut St. Gen. Oblig., 5.00%, 9/15/35	971,991
700	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/32	735,560
1,000	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Hartford HlthCare., 5.00%, 7/01/41	1,042,970
550	Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Yale-New Haven Hosp., 5.00%, 7/01/48	582,763
500	Connecticut St. Hsg. Auth. Rev., 3.20%, 11/15/33	466,965
1,000	S. Central Connecticut Reg. Wtr. Auth. Rev., 5.00%, 8/01/41 Prerefunded 8/01/21 @ $100 (b)	1,075,320
1,200	Univ. of Connecticut Spec. Oblig. Rev., 5.00%, 11/15/43	1,298,376

		6,173,945

	District of Columbia—1.7%
1,000	District of Columbia Gen. Oblig., 5.00%, 6/01/43	1,116,000
1,000	District of Columbia Inc. Tax Rev., 5.00%, 12/01/31	1,038,800

		2,154,800

	Florida—22.1%
755	Brevard Cnty. Sch. Brd. Ref. COP, 5.00%, 7/01/32	842,565
1,500	Broward Cnty. Port Fac. Rev., 6.00%, 9/01/23	1,548,240
1,000	Central Florida Expwy. Auth. Rev., 4.00%, 7/01/36	1,007,850
1,000	Escambia Cnty. Hlth. Fac. Auth. Rev., Baptist Hosp., 6.00%, 8/15/36	1,055,680
2,000	Florida St. Brd. of Ed. Cap. Outlay Gen. Oblig., 5.00%, 6/01/41	2,121,080

Principal Amount (000)	Description (a)	Value
$2,350	Florida St. Brd. of Gov. Florida State Univ. Dorm Rev., 5.00%, 5/01/33	$2,570,148
1,000	Hillsborough Cnty. Aviation Auth. Rev., Tampa Int’l. Arpt., 5.00%, 10/01/44	1,060,820
500	Lee Cnty. Tran. Fac. Rev., 5.00%, 10/01/35, AGM	548,410
1,080	Miami Beach Hlth. Facs. Auth. Hosp. Rev., 5.00%, 11/15/39	1,119,798
500	Miami Beach Redev. Agy. Rev., 5.00%, 2/01/40, AGM	549,470
500	Miami-Dade Cnty. Expwy. Auth. Rev., 5.00%, 7/01/33	555,690
1,065	Miami-Dade Cnty. Ed. Facs. Auth. Rev., 5.00%, 4/01/45	1,145,897
2,220	Miami-Dade Cnty. Sch. Brd. Ref. COP, 5.00%, 2/01/34	2,423,996
250	Miami-Dade Cnty. Aviation Rev., 5.00%, 10/01/32	266,803
2,000	Orlando and Orange Cnty. Expwy. Auth. Rev., 5.00%, 7/01/35	2,188,300
1,000	Reedy Creek Impvt. Dist. Gen. Oblig., 5.00%, 6/01/38	1,093,490
2,035	Seminole Cnty. Sales Tax Rev., 5.25%, 10/01/31, NRE	2,444,890
2,190	Seminole Cnty. Sch. Brd. COP, 5.00%, 7/01/33	2,435,499
830	S. Florida Wtr. Mgmt. Dist. COP, 5.00%, 10/01/35	914,071
200	Tallahassee Hlth. Facs. Rev., Tallahassee Memorial Hlthcare., 5.00%, 12/01/41	210,582
665	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 4.00%, 7/01/42	658,942
750	Tampa-Hillsborough Cnty. Expwy. Auth. Rev., 5.00%, 7/01/47	814,140

		27,576,361

	Georgia—2.1%
500	Atlanta Arpt. Passenger Fac. Charge Gen. Rev., 5.00%, 1/01/32	551,515

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description (a)	Value
$2,000	Metro. Atlanta Rapid Tran. Auth. Rev., 5.00%, 7/01/39 Prerefunded 7/01/19 @ $100 (b)	$2,040,800

		2,592,315

	Idaho—0.2%
240	Idaho St. Hlth. Facs. Auth. Rev., St. Luke’s Hlth. Sys., 5.00%, 3/01/37	260,556

	Illinois—14.4%
500	Chicago Multi-Family Hsg. Rev., 4.90%, 3/20/44, FHA	505,620
1,000	Chicago O’Hare Intl. Arpt. Rev., Customer Fac. Charge, 5.125%, 1/01/30, AGM	1,085,410
620	Chicago O’Hare Intl. Arpt. Rev., 5.25%, 1/01/42	680,283
250	Chicago Sales Tax Rev., 5.00%, 1/01/30 Prerefunded 1/01/25 @ $100 (b)	284,417
250	Chicago Wtrwks. Rev., 5.00%, 11/01/30	273,045
650	Chicago Wtrwks. Rev., 5.25%, 11/01/32, AGM	724,399
250	Chicago Wtrwks. Rev., 5.00%, 11/01/36, AGM	269,127
865	Chicago Wtrwks. Rev., 5.00%, 11/01/44	910,715
1,225	Illinois St. Fin. Auth. Rev., Advocate Hlthcare. Network, 5.00%, 5/01/45	1,314,033
525	Illinois St. Fin. Auth. Rev., Centegra Hlth. Sys., 5.00%, 9/01/42	565,036
520	Illinois St. Fin. Auth. Rev., Northwestern Memorial Hlthcare., 5.00%, 8/15/37	556,743
1,070	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 4.00%, 11/15/39	1,017,292
1,000	Illinois St. Fin. Auth. Rev., Rush Univ. Med. Ctr., 5.00%, 11/15/39	1,071,850
1,025	Illinois St. Fin. Auth. Rev., Swedish Covenant Hosp., 6.00%, 8/15/38, Prerefunded 2/15/20 @ $100 (b)	1,072,745

Principal Amount (000)	Description (a)	Value
$1,000	Illinois St. Gen. Oblig., 5.00%, 2/01/27	$1,037,550
2,000	Illinois St. Gen. Oblig., 5.50%, 1/01/29	2,141,340
750	Illinois St. Toll Hwy. Auth. Rev., 5.00%, 1/01/41	809,318
330	Railsplitter Tobacco Settlement Auth. Rev., 5.00%, 6/01/27	368,283
1,000	Railsplitter Tobacco Settlement Auth. Rev., 6.00%, 6/01/28 Prerefunded 6/01/21 @ $100 (b)	1,092,170
1,000	Sales Tax Securitization Corp. Rev., 5.00%, 1/01/48	1,066,550
1,000	Univ. of Illinois Aux. Facs. Sys. Rev., 5.00%, 4/01/34	1,070,820

		17,916,746

	Indiana—2.8%
240	Indiana St. Fin. Auth. Hosp. Rev., Indiana Univ. Hlth., 5.00%, 12/01/28	266,916
2,000	Indiana St. Fin. Auth. Hosp. Rev., Parkview Hlth., 5.00%, 11/01/43	2,165,180
1,000	Indiana St. Fin. Auth. Rev. State Revolving Fund, 5.00%, 2/01/31 Prerefunded 2/01/21 @ $100 (b)	1,062,840

		3,494,936

	Kentucky—0.8%
900	Kentucky Bond Dev. Corp. Transient Room Tax Rev., 5.00%, 9/01/43	972,513

	Louisiana—5.2%
1,250	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/30	1,365,975
605	Louisiana St. Stadium & Exposition Dist. Rev., 5.00%, 7/01/36	656,449
1,250	Louisiana St. Tran. Auth. Rev., 5.00%, 8/15/38	1,366,463
300	New Orleans Swr. Svc. Rev., 5.00%, 6/01/44	320,430

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description (a)	Value
$500	Port of New Orleans Brd. of Commissioners Port Fac. Rev., 5.00%, 4/01/33	$526,440
1,100	Regional Tran. Auth. Sales Tax Rev., 5.00%, 12/01/30, AGM	1,155,847
1,000	Terrebonne Parish Consol. Wtrwks. Dist. No. 1 Rev., 5.00%, 11/01/37	1,081,080

		6,472,684

	Maine—1.8%
95	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33, Prerefunded 7/1/23 @ $100 (b)	105,701
905	Maine St. Hlth. & Hgr. Edl. Facs. Auth. Rev., 5.00%, 7/01/33	961,707
610	Portland General Arpt. Rev., 5.00%, 7/01/31	647,411
540	Portland General Arpt. Rev., 5.00%, 7/01/32	571,693

		2,286,512

	Maryland—1.1%
250	Baltimore Convention Center Hotel Rev., 5.00%, 9/01/36	269,203
1,000	Maryland St. Hlth. & Hgr. Edl. Facs. Auth. Rev., Anne Arundel Hlth. Sys., 5.00%, 7/01/39	1,076,420

		1,345,623

	Massachusetts—7.4%
3,000	Massachusetts St. Bay Trans. Auth. Rev., 5.50%, 7/01/29, NRE	3,692,340
1,000	Massachusetts St. Gen. Oblig., 5.25%, 9/01/25, AGM	1,168,920
1,000	Massachusetts St. Gen. Oblig., 5.50%, 8/01/30, AMBAC	1,226,660
2,000	Massachusetts St. College Bldg. Auth. Rev., 5.00%, 5/01/40 Prerefunded 5/1/20 @ $100 (b)	2,085,660
1,000	Massachusetts St. Port Auth. Rev., 5.00%, 7/01/47	1,080,930

		9,254,510

Principal Amount (000)	Description (a)	Value
	Michigan—1.9%
$1,000	Holland Elec. Util. Sys. Rev., 5.00%, 7/01/39	$1,059,760
550	Michigan St. Fin. Auth. Rev., Beaumont Hlth. Credit Group, 5.00%, 11/01/44	585,695
500	Michigan St. Bldg. Auth. Rev., 4.00%, 10/15/36	505,430
225	Royal Oak Hosp. Fin. Auth. Rev., William Beaumont Hosp., 5.00%, 9/01/39	239,920

		2,390,805

	Nebraska—2.2%
500	Nebraska St. Pub. Pwr. Dist. Gen. Rev., 5.00%, 1/01/34	533,220
1,900	Omaha Gen. Oblig., 5.25%, 4/01/27	2,237,402

		2,770,622

	New Jersey—2.3%
400	Camden Cnty. Impvt. Auth. Hlthcare. Redev. Rev., Cooper Hlth. Sys., 5.00%, 2/15/33	421,204
240	New Jersey St. Tpk. Auth. Rev., 4.00%, 1/01/35	244,046
350	New Jersey St. Tpk. Auth. Rev., 5.00%, 1/01/36 Prerefunded 1/01/19 @ $100 (b)	351,813
1,750	Tobacco Settlement Financing Corp. Rev., 5.25%, 6/01/46	1,849,768

		2,866,831

	New York—9.6%
1,000	Albany Indl. Dev. Agy. Rev., Brighter Choice Charter Sch., 5.00%, 4/01/32	908,700
300	Buffalo and Erie Cnty. Indl. Land. Dev. Rev., Catholic Hlth. Sys., 5.25%, 7/01/35	322,638
700	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	749,756
530	Long Island Pwr. Auth. Elec. Sys. Gen. Rev., 5.00%, 9/01/42	579,804

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description (a)	Value
$600	New York Cntys. Tobacco Trust VI Rev., 5.00%, 6/01/45	$624,936
1,000	New York City Transitional Fin. Auth. Rev., 5.00%, 2/01/34	1,107,380
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.00%, 6/15/34	1,091,050
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.375%, 6/15/43	1,061,300
1,000	New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., 5.50%, 6/15/43	1,063,870
2,000	New York St. Dorm. Auth., Personal Inc. Tax Rev., 5.00%, 03/15/31	2,216,820
900	Port Auth. of New York and New Jersey Rev., 5.00%, 6/01/33	996,741
500	Triborough Bridge & Tunnel Auth. Rev., 5.00%, 11/15/30	549,230
195	TSASC Inc. Tobacco Settlement Rev., 5.00%, 6/01/34	207,435
400	Utility Debt Securitization Auth. Restructuring Rev., 5.00%, 12/15/31	444,308

		11,923,968

	Ohio—5.9%
750	Deerfield Twp. Tax Increment Rev., 5.00%, 12/01/25	751,868
555	Northeast Ohio Regl. Swr. Dist. Rev., 4.00%, 11/15/43	556,304
500	Ohio St. Gen. Oblig., 5.00%, 9/01/30 Prerefunded 9/01/20 @ $100 (b)	525,800
2,000	Ohio St. Hosp. Rev., Univ. Hosp. Hlth. Sys., 4.00%, 1/15/44	1,887,520
1,040	Ohio St. Tpk. Comm. Rev., 5.00%, 2/15/31 Prerefunded 2/15/20 @ $100 (b)	1,078,719
2,445	Ohio St. Wtr. Dev. Auth. Rev., 5.50%, 6/01/20, AGM	2,574,316

		7,374,527

Principal Amount (000)	Description (a)	Value
	Oregon—1.8%
$500	Oregon St. Gen. Oblig., 5.00%, 5/01/41	$552,550
570	Port of Portland Intl. Arpt. Rev., 5.00%, 7/01/32	620,274
1,000	Washington Cnty. Sch. Dist. 48J (Beaverton), Gen. Oblig. Convertible CAB, 5.00%, 6/15/36	1,121,020

		2,293,844

	Pennsylvania—4.8%
170	Butler Cnty. Hosp. Auth. Rev., Butler Hlth. Sys., 5.00%, 7/01/35	181,798
2,000	Delaware River Port Auth. Rev., 5.00%, 1/01/34	2,186,960
500	Pennsylvania St. Higher Ed. Facs. Auth. Rev., 5.00%, 6/15/28	521,165
1,020	Pennsylvania St. Tpk. Commission, Oil Franchise Tax Rev., 5.00%, 12/01/23, AGC, Prerefunded 12/01/19 @ $100 (b)	1,052,314
2,000	Philadelphia Wtr. & Wstwtr. Rev., 5.00%, 1/01/41	2,089,960

		6,032,197

	Rhode Island—2.3%
1,070	Rhode Island St. Clean Wtr. Fin. Agy., Wtr. Poll. Control Rev. (Green Bonds), 5.00%, 10/01/32	1,203,664
1,600	Rhode Island St. Hlth. & Edl. Bldg. Corp., Higher Ed. Facs. Rev., Providence College, 5.00%, 11/01/41	1,691,536

		2,895,200

	South Carolina—2%
2,000	Charleston Cnty. Spl. Source Rev., 5.00%, 12/01/32	2,211,980
290	SCAGO Edl. Facs. Corp. Rev., Pickens Cnty. Sch. Dist., 5.00%, 12/01/24	326,818

		2,538,798

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description (a)	Value
	Tennessee—5.6%
$250	Chattanooga-Hamilton Cnty. Hosp. Auth. Rev., Erlanger Hlth. Sys., 5.00%, 10/01/34	$264,527
1,620	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/20	1,699,169
1,000	Tennessee St. Energy Acquisition Corp. Rev., 5.25%, 9/01/21	1,069,850
740	Tennessee St. Hsg. Dev. Agy., 3.625%, 7/01/32	734,850
500	Tennessee St. Hsg. Dev. Agy., 3.90%, 7/01/42	478,345
500	Tennessee St. Hsg. Dev. Agy., 4.00%, 7/01/43	496,110
2,000	Tennessee St. Sch. Bond Auth. Rev., 5.00%, 11/01/42	2,233,120

		6,975,971

	Texas—8%
850	Austin Indep. Sch. Dist. Gen. Oblig., 4.00%, 8/01/36, PSF	868,156
650	Dallas Area Rapid Transit Rev., 5.00%, 12/01/41	715,799
500	Houston Arpt. Sys. Rev., 5.00%, 7/01/32	532,820
1,250	Houston Arpt. Sys. Rev., 5.00%, 7/01/39	1,385,250
1,000	Houston Hotel Occupancy Tax & Spl. Rev., 5.25%, 9/01/29	1,069,850
1,410	Houston Util. Sys. Rev., 5.00%, 11/15/32	1,556,146
1,000	North Texas Twy. Auth. Rev., 5.00%, 1/01/31	1,099,340
1,000	North Texas Twy. Auth. Rev., 4.00%, 1/01/43	972,740
700	San Antonio Indep. Sch. Dist. Sch. Bldg. Gen. Oblig., 5.00%, 8/15/38, PSF	773,493
1,000	Upper Trinity Reg. Wtr. Dist. Rev., 4.00%, 8/01/37, AGM	1,006,530

		9,980,124

Principal Amount (000)	Description (a)	Value
	Vermont—2.2%
$2,000	Univ. of Vermont & St. Agric. College Gen. Oblig., 5.00%, 10/01/38	$2,139,000
500	Vermont St. Edl. and Hlth. Bldg. Fin. Agy. Rev., Univ. of Vermont Med. Center, 5.00%, 12/01/35	549,895

		2,688,895

	Virginia—2.9%
1,250	Riverside Regl. Jail Auth. Fac. Rev., 5.00%, 7/01/26	1,426,675
2,000	Virginia St. College Bldg. Auth. Rev., 5.00%, 2/01/23	2,216,380

		3,643,055

	Washington—0.9%
1,000	King Cnty. Wtr. Rev., 5.00%, 7/01/41	1,104,980

	West Virginia—0.2%
250	Monongalia Cnty. Bldg. Comm. Rev., 5.00%, 7/01/30	270,253

	Wisconsin—3.1%
1,400	Wisconsin St. Pub. Fin. Auth. Hosp. Rev., Renown Reg. Med. Ctr., 5.00%, 6/01/40	1,505,896
250	Wisconsin St. Pub. Fin. Auth., Solid Waste Disp. Rev., 2.875%, 5/01/27	236,130
190	Wisconsin St. Gen. Rev., 6.00%, 5/01/33, Prerefunded 5/01/19 @ $100 (b)	193,886
1,810	Wisconsin St. Gen. Rev., 6.00%, 5/01/33 Prerefunded 5/01/19 @ $100 (b)	1,847,015

		3,782,927

	Wyoming—0.8%
900	Wyoming St. Farm Loan Brd. Cap. Facs. Rev., 5.75%, 10/01/20	934,353
	Total Long-Term Investments (Cost $184,447,745)	186,578,286

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Principal Amount (000)	Description (a)	Value
	TOTAL INVESTMENTS—149.8%
	(Cost $184,447,745)	$186,578,286
	Variable Rate MuniFund Term Preferred Shares at liquidation value—(52.2)%	(65,000,000)
	Other assets less other liabilities—2.4%	2,971,650

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$124,549,936

(a)	The following abbreviations are used in the portfolio descriptions:

AGC—Assured Guaranty Corp.*

AGM—Assured Guaranty Municipal Corp.*

AMBAC—Ambac Assurance Corporation*

BAM—Build America Mutual Assurance Company*

CAB—Capital Appreciation Bond

COP—Certificate of Participation

FHA—Federal Housing Authority*

NRE—National Public Finance Guarantee Corporation*

PSF—Texas Permanent School Fund*

*	Indicates an obligation of credit support, in whole or in part.
(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, U.S. government obligations, or other securities.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical securities.
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2018:

Level 2
Municipal bonds	$186,578,286

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3 related to securities held at October 31, 2018.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2018

Summary of Ratings as a Percentage of Long-Term Investments

(Unaudited)

Rating *	%
AAA	5.7
AA	50.0
A	34.6
BBB	8.1
BB	0.0
B	0.5
NR	1.1

100.0

*

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 1.1% of the portfolio at the end of the reporting period.

Portfolio Composition

as a Percentage of Total Investments

(Unaudited)

%
Healthcare	13.6
Education	11.6
General Obligation	11.6
Special Tax	10.5
Water & Sewer	10.2
Pre-Refunded	9.0
Transportation	7.9
Leasing	5.2
Electric & Gas	4.5
Tax Allocation	3.9
Other	12.0

100.0

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2018

ASSETS:

Investments, at value (cost $184,447,745)	$186,578,286

Cash	2,130,685

Receivables:

Securities sold	977,178

Interest	2,672,490

Prepaid expenses	15,166

Total assets	192,373,805

LIABILITIES:

Payable for securities purchased	2,712,140

Investment advisory fee (Note 3)	80,791

Administrative fee (Note 3)	15,893

Accrued expenses	87,280

Variable Rate MuniFund Term Preferred Shares (650 shares issued and outstanding, liquidation preference $100,000 per share, net of deferred offering cost of $72,235) (Note 7)	64,927,765

Total liabilities	67,823,869

NET ASSETS APPLICABLE TO COMMON STOCK	$124,549,936

CAPITAL:

Common stock ($0.01 par value per share; 599,997,400 shares authorized, 8,520,685 issued and outstanding)	$85,207

Additional paid-in capital	120,145,548

Total distributable earnings	4,319,181

Net assets applicable to common stock	$124,549,936

NET ASSET VALUE PER SHARE OF COMMON STOCK	$14.62

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2018

INVESTMENT INCOME:

Interest	$7,349,524

EXPENSES:

Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	1,804,295

Investment advisory fees (Note 3)	973,664

Administrative fees (Note 3)	181,626

Directors’ fees	91,381

Professional fees	77,940

Custodian fees	73,340

Reports to shareholders	39,510

Transfer agent fees	28,035

Other expenses	67,245

Total expenses	3,337,036

Net investment income	4,012,488

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	1,378,409

Net change in unrealized appreciation (depreciation) on investments	(9,232,584)

Net realized and unrealized loss on investments	(7,854,175)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(3,841,687)

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2018	For the year ended October 31, 2017

OPERATIONS:

Net investment income	$4,012,488	$4,556,811

Net realized gain	1,378,409	365,427

Net change in unrealized appreciation (depreciation)	(9,232,584)	(3,831,922)

Net increase (decrease) in net assets applicable to common stock resulting from operations	(3,841,687)	1,090,316

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income and net realized gains	(5,296,457)	(6,400,960)

Decrease in net assets from distributions to common stockholders (Note 5)	(5,296,457)	(6,400,960)

CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of -0- shares and 1,675 shares, respectively	—	25,963

Net increase in net assets derived from capital stock transactions	—	25,963

Total decrease in net assets	(9,138,144)	(5,284,681)

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of year	133,688,080	138,972,761

End of year	$124,549,936	$133,688,080

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2018

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$8,684,111

Expenses paid	(1,590,260)

Interest expense paid	(1,703,077)

Purchase of investment securities	(42,467,910)

Proceeds from sales and maturities of investment securities	43,988,646

Net cash provided by operating activities		$6,911,510

Cash flows provided by (used in) financing activities:

Distributions paid	(5,296,457)

Net cash used in financing activities		(5,296,457)

Net increase in cash		1,615,053

Cash-beginning of year		515,632

Cash-end of year		$2,130,685

Reconciliation of net decrease in net assets resulting from operations to net cash provided by operating activities:

Net decrease in net assets resulting from operations		$(3,841,687)

Purchase of investment securities	(42,467,910)

Proceeds from sales and maturities of investment securities	43,988,646

Net amortization and accretion of premiums and discounts on debt securities	1,389,178

Amortization of deferred offering costs	32,036

Net realized gain on investments	(1,378,409)

Net change in unrealized (appreciation) depreciation on investments	9,232,584

Increase in interest receivable	(54,591)

Increase in accrued expenses	11,663

Total adjustments		10,753,197

Net cash provided by operating activities		$6,911,510

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the years indicated (excluding supplemental data provided below):

	For the year ended October 31,
PER SHARE DATA:	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.69	$16.31	$16.31	$16.70	$15.74

Net investment income	0.47	0.54	0.57	0.69	0.73
Net realized and unrealized gain (loss)	(0.92)	(0.41)	0.30	(0.24)	1.08

Net increase (decrease) from investment operations applicable to common stock	(0.45)	0.13	0.87	0.45	1.81

Distributions on common stock:
Net investment income	(0.59)	(0.70)	(0.84)	(0.84)	(0.85)
Net realized gains	(0.03)	(0.05)	(0.03)	—	—

Total distributions	(0.62)	(0.75)	(0.87)	(0.84)	(0.85)

Net asset value, end of year	$14.62	$15.69	$16.31	$16.31	$16.70

Per share market value, end of year	$12.34	$14.16	$15.08	$15.13	$15.15

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	2.58%	2.29%	2.16%	1.86%	1.89%
Operating expenses, without leverage	1.16%	1.15%	1.13%	1.11%	1.13%
Net investment income	3.10%	3.42%	3.45%	4.21%	4.51%
SUPPLEMENTAL DATA:
Total return on market value(1)	(8.72)%	(1.21)%	5.31%	5.55%	13.19%
Total return on net asset value(1)	(2.94)%	0.95%	5.41%	2.77%	11.79%
Portfolio turnover rate	23%	17%	14%	16%	9%
Net assets applicable to common stock, end of year (000’s omitted)	$124,550	$133,688	$138,973	$138,981	$142,225
Preferred stock outstanding, end of year (000’s omitted)(2)	$65,000	$65,000	$65,000	$65,000	$65,000
Asset coverage on preferred stock(3)	$291,615	$305,674	$313,804	$313,817	$318,808
Asset coverage ratio on preferred stock(4)	292%	306%	314%	314%	319%

(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each year shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s preferred stock is not publicly traded.
(3)

Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end, calculated per $100,000 liquidation preference per share of preferred stock.

(4)	Represents value of net assets applicable to common stock plus preferred stock outstanding at year end divided by the preferred stock outstanding at year end.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

DTF Tax-Free Income Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund.

A. Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker-dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2015 to 2018 are subject to such review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) are accrued on a daily basis and paid on a monthly basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

F. Accounting Standards: In 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, which shortens the premium amortization period for callable debt. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2018. At this time, management is evaluating the implications of ASU No. 2017-08 and its impact on the financial statements and accompanying notes.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of ASU No. 2018-13 and has determined to early adopt all aspects under the ASU effective immediately.

G. Regulation S-X: In October 2018, the Securities and Exchange Commission issued amendments to Regulation S-X on financial reporting. These amendments eliminated certain disclosure requirements that were redundant or outdated in light of changes in US GAAP and streamlined financial reporting related to the components of capital in the statement of assets and liabilities, distributions in the statement of changes in net assets, and eliminated certain end of period disclosure requirements. Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

A summary of the reclassifications relating to the October 31, 2017 amounts included the following:

(i) “Distributions to Common Stockholders” in the statement of changes in net assets for the year ended October 31, 2017 previously included separate disclosures for amounts relating to net investment income of $5,964,011 and net realized gain of $436,949. These distributions were combined into one line item as a result of the amendments.

(ii) “Net assets” disclosed in the statement of changes in net assets at October 31, 2017 included distributions in excess of net investment income of $1,682,918. This disclosure was eliminated as a result of the amendments.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2018 were $91,381.

D. Affiliated Shareholder: At October 31, 2018, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 34,265 shares of the Fund which represent 0.40% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were $44,867,324 and $44,965,824, respectively.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

Note 5. Distributions and Tax Information

At October 31, 2018, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$184,431,293	$4,577,168	$(2,430,175)	$2,146,993

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

The tax character of distributions paid to common shareholders during the years ended October 31, 2018 and 2017 was as follows:

	10/31/2018	10/31/2017
Distributions paid from:
Tax-exempt income	$4,984,600	$5,964,011
Ordinary income	1,465	218,402
Long-term capital gains	310,392	215,547

Total distributions	$5,296,457	$6,400,960

At October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed net tax-exempt income	$758,843
Undistributed net ordinary income	34,936
Undistributed realized long-term capital gain	1,378,409
Net unrealized appreciation (depreciation)	2,146,993

$4,319,181

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At October 31, 2018, the following reclassifications were recorded:

Paid-in capital	Total distributable earnings (loss)
$(32,036)	$32,036

The reclassifications are attributable to expenses related to the VMTP Shares offering. These reclassifications have no impact on the net asset value of the Fund.

DTF TAX-FREE INCOME INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2018

Note 7. Variable Rate MuniFund Term Preferred Shares

The Fund has issued and outstanding 650 shares of Series 2021 Variable Rate MuniFund Term Preferred Shares (VMTP Shares) each with a liquidation preference of $100,000. The VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VMTP Shares on January 31, 2021, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any.

Key terms of the series of VMTP Shares at October 31, 2018 are as follows:

Series	Shares Outstanding	Liquidation Preference	Weekly Rate Reset	Rate	Mandatory Redemption Date
2021	650	$65,000,000	SIFMA Municipal Swap Index + 1.40%	3.00%	1/31/2021

The Fund incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and are being amortized over the five year life of the VMTP Shares. Amortization of these deferred offering costs of $32,036 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the VMTP shares under the caption “Variable Rate MuniFund Term Preferred Shares” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are accrued daily and paid monthly. The average daily liquidation value outstanding and the weighted daily average dividend rate of the VMTP Shares during the year ended October 31, 2018, were $65,000,000 and 2.72%, respectively.

The VMTP Shares are not listed on any exchange or automated quotation system. The fair value of the VMTP Shares is estimated to be their liquidation preference. The VMTP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of the VMTP Shares at liquidation value.

Note 8. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

DTF Tax-Free Income Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income Inc. (the Fund), including the schedule of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.

Chicago, Illinois

December 12, 2018

TAX INFORMATION (Unaudited)

Taxable distributions of ordinary income of $325 were paid to preferred shareholders, and $1,465 were paid to common shareholders during the taxable year ended October 31, 2018. The Fund designated and paid long-term capital gains dividends of $68,857 to preferred shareholders and $310,392 to common shareholders during the taxable year ended October 31, 2018. All of the other net investment income distributions paid by the Fund qualify and are designated as tax-exempt interest dividends for Federal income tax purposes.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2017: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the address provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the directors are elected by the holders of the Fund’s common stock, except for Mr. Genetski and Ms. McNamara who are elected by the holders of the Fund’s preferred stock. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606. All of the Fund’s directors currently serve on the Board of Directors of three other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”).

DIRECTORS OF THE FUND (Unaudited)

Independent Directors
Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
Donald C. Burke Age: 58	Director	Term expires 2021; Director since 2014	Retired since 2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007-2009; Managing Director, BlackRock Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	77	Director, Avista Corp. (energy company); Trustee, Goldman Sachs Fund Complex 2010-2014; Director, BlackRock Luxembourg and Cayman Funds 2006-2010

Robert J. Genetski Age: 76	Director	Term expires 2019; Director since 2009	Co-owner, Good Industries, Inc. (branding company) since 2014; President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995-2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4

Philip R. McLoughlin Age: 72	Director	Term expires 2019; Director since 1996	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006-2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009-2010	81	Chairman of the Board, Lazard World Trust Fund (closed-end fund; f/k/a The World Trust Fund) since 2010 (Director since 1991)

Geraldine M. McNamara Age: 67	Director	Term expires 2020; Director since 2003	Private investor since 2006; Managing Director, U.S Trust Company of New York 1982-2006	77

Eileen A. Moran Age: 64	Director and Vice Chairperson of the Board	Term expires 2021; Director since 1996	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	4

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years
David J. Vitale Age: 72	Director and Chairman of the Board	Term expires 2020; Director since 2005

Chairman of the Board of the Fund, DNP and DUC since 2009 and DPG since 2011; Chairman, Urban Partnership Bank since 2010; President, Chicago Board of Education 2011-2015; Senior Advisor to the CEO, Chicago Public Schools 2007-2008 (Chief Administrative Officer 2003-2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001-2002; Vice Chairman and Director, Bank One Corporation 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995-1998; Vice Chairman, First Chicago Corporation and The First

National Bank of Chicago 1993-1998 (Director 1992-1998; Executive Vice President 1986-1993)

				4	Director, United Continental Holdings, Inc. (airline holding company), Urban Partnership Bank, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Interested Director

Nathan I. Partain, CFA Age: 62	Director, President and Chief Executive Officer	Term expires 2019; Director since 2007	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997-2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989-1996 (Director of Equity Research 1993-1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund and DUC since 2004 and of DPG since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer 1998-2017; Executive Vice President 1998-2001; Senior Vice President 1997-1998)	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

OFFICERS OF THE FUND (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided under the caption “Interested Director”. Information pertaining to the other officers of the Fund is set forth below. The address for all officers noted below is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, Illinois 60606, except as noted.

Name, Address and Age	Positions(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Timothy M. Heaney, CFA Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 53	Chief Investment Officer since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004)	Senior Managing Director of the Adviser since 2014 (Senior Vice President 2004-2014; Vice President 1997-2004); Senior Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Portfolio Manager, Virtus Tax-Exempt Bond Fund since 2012; Portfolio Manager, Virtus CA Tax-Exempt Bond Fund since 1997; Senior Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Managing Director, Fixed Income 1997-2006; Director, Fixed Income Research 1996-1997; Investment Analyst 1992-1996)

Lisa H. Leonard Virtus Investment Partners, Inc. 100 Pearl Street Hartford, CT 06103 Age: 55	Vice President since 2006	Managing Director of the Adviser since 2014 (Vice President 2006-2014; Assistant Vice President 1998-2006); Portfolio Manager, Virtus Tax-Exempt Bond Fund since 2012; Portfolio Manager, Fixed Income, Newfleet Asset Management, LLC since 2011; Managing Director, Fixed Income, Virtus Investment Advisors, Inc. (and predecessor firms) 2006-2011 (Director, Fixed Income 1998-2006, Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1994)

Alan M. Meder, CFA, CPA Age: 59	Treasurer since 2000; Principal Financial and Accounting Officer and Assistant Secretary since 2002	Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994-2014); Member, Board of Governors of CFA Institute 2008-2014 (Chair of the Board of Governors of CFA Institute 2012-2013; Vice Chairman of the Board 2011-2012); Member, Financial Accounting Standards Advisory Council 2011-2014

Daniel J. Petrisko, CFA Age: 58	Senior Vice President since 2017 and Assistant Secretary since 2015	Executive Managing Director of the Adviser since 2017 (Senior Managing Director 2014-2017, Senior Vice President 1997-2014; Vice President 1995-1997)

William J. Renahan Age: 49	Vice President and Secretary since 2015	Secretary of the Adviser since 2014 and General Counsel since 2015; Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President and Secretary, Virtus closed-end funds (4 portfolios) since 2012; Managing Director, Legg Mason, Inc. (and predecessor firms) 1999-2012

Joyce B. Riegel Age: 64	Chief Compliance Officer since 2003	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004-2014; Vice President 2002-2004)

Dianna P. Wengler J.J.B. Hilliard, W.L. Lyons, LLC 500 West Jefferson Street Louisville, KY 40202 Age: 58	Vice President and Assistant Secretary since 2014	Senior Vice President, J.J.B. Hilliard, W.L Lyons, LLC since 2016 (Vice President 1990-2015); Senior Vice President, Hilliard-Lyons Government Fund, Inc. 2006-2010 (Vice President 1998-2006; Treasurer 1988-2010)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at 6201 15th Avenue, Brooklyn, New York, 11219 or call toll free (800) 937-5449.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions.

Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the Code of Ethics is posted on the registrant’s web site at http://www.dpimc.com/dtf. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that three members of its audit committee: Donald C. Burke, Philip R. McLoughlin and David J. Vitale, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2018	Fiscal year ended October 31, 2017
Audit Fees (1)	$54,000	$55,150
Audit-Related Fees (2)(6)	0	0
Tax Fees (3)(6)	8,350	8,510
All Other Fees (4)(6)	0	0
Aggregate Non-Audit Fees (5)(6)	8,350	8,510

(1)

Audit Fees are fees billed for the professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the registrant’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the registrant’s audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”), jointly with the audit committee of the board of directors of DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Global Utility Income Fund Inc. (“DPG”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor of the following services: (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the registrant and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DPG and DUC).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on December 12, 2018)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, the issuance of an internal control letter for the Fund’s Form N-CEN and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements (other than the issuance of the internal control letter to be filed with the Fund’s Form N-CEN, which is included in the audit services above).

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in

Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-CEN.

2. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters.

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters

2. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

3. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax
2. Preparation of state tax returns
3. Consultations with the Fund’s management as to the tax treatment of transactions or events
4. Tax advice and assistance regarding statutory, regulatory or administrative developments

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2019

Dated: December 12, 2018

Service

None

Appendix E

Prohibited Non-Audit Services

∎	Bookkeeping or other services related to the accounting records or financial statements of the audit client

∎	Financial information systems design and implementation

∎	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

∎	Actuarial services

∎	Internal audit outsourcing services

∎	Management functions

∎	Human resources

∎	Broker-dealer, investment adviser or investment banking services

∎	Legal services

∎	Expert services unrelated to the audit

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of the Audit Committee are Donald C. Burke, Robert J. Genetski, Philip R. McLoughlin, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Although the registrant does not typically hold voting securities, the registrant’s board of directors has adopted the following proxy voting policies and procedures with respect to proxy voting.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DTF TAX-FREE INCOME INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 13, 2018

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Advisers Act” refers to the Investment Advisers Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues.

F.	“Fund” refers to DTF Tax-Free Income Inc.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.	“Principal underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

J.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

K.	“social issues” refers to social, political and environmental issues.

L.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate (s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.	Absent special factors, the policy of the adviser is to exercise its proxy voting discretion in accordance with ISS guidelines.

III.	Special Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; nominee qualifications and any compensatory arrangements; strategic plan of dissident slate and quality of the critique against management; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; likelihood that the proposed objectives and goals can be met; and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters and management matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross- ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e. without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority, of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and “say on pay” support level from the prior year.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

The Adviser has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”) a qualified, non-affiliated independent third party to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures. Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with the ISS guidelines.

B.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

C.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations. They will be available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.

In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate. The Adviser may delegate its voting responsibilities hereunder to a Proxy Committee established by the Adviser.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In this Item 8, the term “Fund” refers to the registrant, DTF Tax-Free Income Inc.

The Fund’s Portfolio Managers

A team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective roles, as of December 28, 2018, are as follows:

Timothy M. Heaney, CFA, has been Chief Investment Officer of the Fund since 2004 and Vice President since 1997 (Portfolio Manager 1997-2004). He has been a Senior Managing Director of the Adviser since 2014 (Senior Vice President from 2004 to 2014 and Vice President 1997-2004). He has been a Senior Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Senior Managing Director in the Fixed Income unit of the Adviser’s affiliate, Virtus Investment Advisers, Inc. (and predecessor firms) (“VIA”) 2006-2011 (Managing Director 1997-2006, Director, Fixed Income Research 1996-1997, Investment Analyst 1992-1996). Mr. Heaney is the head of the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Lisa H. Leonard has been Vice President of the Fund since 2006. She has been managing Director of the Adviser since 2014 (Vice President from 2006 to 2014). She has also been a Portfolio Manager in the Fixed Income unit of Newfleet Asset Management, LLC since 2011 and was Portfolio Manager in the Fixed Income unit of VIA 1998-2011 (Director, Investment Operations 1994-1998, Fixed Income Trader 1987-1993). Ms. Leonard assists Mr. Heaney in the management of the Fund’s portfolio in her capacity as a portfolio manager in the municipal bond product area for the Adviser and Newfleet Asset Management, LLC.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2018 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2018, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy M. Heaney	13	$8,577*	—	—	23	$2,077
Lisa H. Leonard	13	$8,577*	—	—	23	$2,077

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

*	Mr. Heaney and Ms. Leonard are Portfolio Managers for several open-end and closed-end registered investment companies with $8.577 billion in assets of which $222 million are municipal securities.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure, as of October 31, 2018, of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods. Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds. Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by total return over one-, three-, and five- year periods against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to the Lipper General

& Insured Municipal Debt Funds (Leveraged) average NAV return. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows, and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2018, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Timothy M. Heaney	$100,001-$500,000
Lisa H. Leonard	$1-$50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 29, 2018) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	December 28, 2018

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	December 28, 2018